UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 23, 2025

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, FL 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock	$0.01 par value	BLMN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On April 23, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 77,053,246 shares of Common Stock, representing 90.72% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The results of voting on each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

1.Stockholders elected each of the following ten nominees as a director to serve for a one-year term expiring at the 2026 annual meeting of stockholders and until their successors have been duly elected and qualified, as set forth below.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James L. Dinkins	70,596,104	184,785	295,183	5,977,174
David George	70,575,020	210,163	290,889	5,977,174
Julie Kunkel	70,327,930	457,337	290,805	5,977,174
Rohil Lal	70,411,537	372,319	292,216	5,977,174
Tara Walpert Levy	69,511,088	1,269,599	295,385	5,977,174
John J. Mahoney	69,028,898	1,756,249	290,925	5,977,174
Melanie Marein-Efron	70,295,144	486,102	294,826	5,977,174
R. Michael Mohan	69,737,830	1,047,317	290,925	5,977,174
Jonathon Sagal	70,133,036	313,341	629,695	5,977,174
Michael Spanos	70,598,497	189,930	287,645	5,977,174

2.Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 28, 2025, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,593,901	1,123,302	336,043	—

3.Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,600,851	5,140,351	334,870	5,977,174

4.Stockholders approved on a non-binding, advisory basis to hold “say-on-pay” voting every one year in regard to executive compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
69,357,496	37,630	1,610,910	70,036	5,977,174

5.Stockholders approved the Bloomin’ Brands, Inc. 2025 Omnibus Incentive Compensation Plan, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,261,788	6,510,545	303,739	5,977,174

6.Stockholders did not approve a non-binding, advisory stockholder proposal to require virtual access at all stockholder meetings.

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,682,330	37,069,174	324,568	5,977,174

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Bloomin’ Brands, Inc. 2025 Omnibus Incentive Compensation Plan (incorporated herein by reference to the Definitive Proxy Statement filed by Bloomin’ Brands, Inc. on March 4, 2025)
10.2	Form of Restricted Stock Unit Award Agreement for restricted stock granted to directors under the Bloomin’ Brands, Inc. 2025 Omnibus Incentive Compensation Plan
10.3	Form of Restricted Stock Unit Award Agreement for restricted stock granted to executive management under the Bloomin’ Brands, Inc. 2025 Omnibus Incentive Compensation Plan
10.4	Form of Performance Award Agreement for performance units granted to executive management under the Bloomin’ Brands, Inc. 2025 Omnibus Incentive Compensation Plan
10.5	Form of Restricted Cash Award Agreement for cash awards granted to executive management under the Bloomin’ Brands, Inc. 2025 Omnibus Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date:	April 23, 2025	By:	/s/ Kelly Lefferts
Kelly Lefferts
Executive Vice President, Chief Legal Officer and Secretary